WAIVER AND EIGHTH AMENDMENT

THIS WAIVER AND EIGHTH AMENDMENT, dated as of March 12, 2010 (this "Waiver and Amendment") is to the Amended and Restated Security Agreement dated as of August 15, 2008 (as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, the "Security Agreement"), by and among NexCen Holding Corporation, a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent").

RECITALS

WHEREAS, the parties hereto desire to grant limited waivers to the Manager Termination Event to the extent set forth herein and the parties hereto desire to correct an inadvertent amendment to the order of priority of payment under Section 14.1(b)(iii) of the Security Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Defined Terms.

Capitalized terms used but not defined or modified in this Waiver and Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Annex A to the Security Agreement (including as amended by this Waiver and Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

Section 2 Amendments to the Security Agreement

The Security Agreement is hereby amended as follows:

(a) Section 14.1(b) of the Security Agreement shall be amended and restated in its entirety as follows:

"(b) Wilmington Trust Company shall, and the Issuer shall cause Wilmington Trust Company to, pursuant to the Manager Report (or if one is not timely provided, at the direction of the Agent), withdraw funds from the Held Collections Account, and pay the following amounts from such funds to the following Persons in the

following order of priority, in all cases to the extent of cash in the Held Collections Account:

(i) On each Payment Date, so long as the applicable Manager has not been replaced after the occurrence of a Manager Termination Event, to the Manager to the extent there is insufficient Distributable Cash in accordance with clause (a) above to pay the Subordinate Manager Fee for the related Collection Period in full (all remaining amounts shall be held in the Held Collections Account);

(ii) On the February 2010 Quarterly Payment Date, so long as no Default, Event of Default or Manager Termination Event has occurred or will occur as a result of the release of funds pursuant to this clause (ii) and so long as an Additional Operating Expense Prepayment Event has occurred, to the Manager an Additional Operating Expense Payment in an amount equal to the lesser of (A) the amount of cash in the Held Collections Account and (B) $500,000; provided, however, the maximum amount of Manager Fees permitted to be paid in calendar year 2010 shall be reduced in the amount of any Additional Operating Expense Prepayment made pursuant to this clause (ii); and

(iii) On each Quarterly Payment Date (including without limitation the February 2010 Quarterly Payment Date), Wilmington Trust Company shall, and the Issuer shall cause Wilmington Trust Company to, pursuant to the Manager Report (or if one is not timely provided, at the direction of the Agent), withdraw funds from the Held Collections Account, and pay the following amounts from such funds to the following Persons in the following order of priority, in all cases to the extent of cash in the Held Collections Account on such Quarterly Payment Date:

(A) to the Agent for pro rata distribution to the Noteholders of the Brand Notes the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero;

(B) the remaining cash after giving effect to the distributions above, up to sixty percent (60%) of such cash to the Agent for pro rata distribution to the Noteholders of the Class A Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero;

(C) the remaining cash after giving effect to the distributions above (including the remaining 40% not

distributed in clause (B) above and other amounts remaining after application in accordance with clause (B) above), to Agent for pro rata distribution to the Noteholders of the Class B Franchise Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero

(D) to the Agent for pro rata distribution to the Noteholders of the Deficiency Notes, the amount necessary to reduce (in inverse order of maturity) the Note Principal Balance thereof to zero; and

(E) any remaining cash after giving effect to the distributions above, to the Issuer Collection Account, for distribution on the next Payment Date pursuant to the priority of payments set forth in Sections 14.1(a) and 14.1(e), as applicable."

Section 3 Waiver

Subject to the terms and conditions hereof, the Issuer, each Co-Issuer, each Manager and NexCen Brands hereby request, and the Agent and the Noteholders hereby agree, as of the date hereof, to waive potential defaults or Events of Default existing on or arising prior to the date hereof as specifically and to the extent set forth on Exhibit A hereto (collectively, the "Expected Defaults"). This Waiver and Amendment shall not constitute a waiver of the Expected Defaults other than to the extent specifically set forth with respect to those provisions and those time periods as set forth on Exhibit B. This Waiver and Amendment shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a waiver or abandonment of (i) any other event, Manager Termination Event or Default (whether presently or subsequently existing), or (ii) any rights, powers and/or remedies presently or subsequently available to the Agent or the Noteholder against any NexCen Entity (including any of its property) and/or any other Person or entity (including any of such Person's or entity's property) under any of the Transaction Documents, applicable law or otherwise, relating to any matter other than solely with respect to the Known Defaults to the extent described herein, each of which rights, powers or remedies is hereby specifically and expressly reserved.

Section 4 Representations and Warranties

The Issuer, each Co-Issuer, each Manager and NexCen Brands each represent that as of the date hereof, after giving effect to this Waiver and Amendment (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct and (except to the extent such representations and warranties expressly relate to an earlier date) (ii) no Default, Event of Default or Manager Termination Event has occurred or will occur as a result of the transactions described in this Waiver and Amendment.

Section 5 References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Waiver and Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Waiver and Amendment in accordance with its terms, all references to the Security Agreement in the Security Agreement and each Transaction Document shall be deemed to refer to the Security Agreement as amended hereby.

Section 6 Counterparts.

This Waiver and Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 7 Governing Law.

THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 8 Severability of Provisions.

Any provisions of this Waiver and Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 9 Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Waiver and Amendment shall not effectuate a novation of the obligations of the parties to the Documents, but instead shall be merely an amendment of the terms governing such obligations.

Section 10 Successors and Assigns.

This Waiver and Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither NexCen Brands, the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Waiver and Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

IN WITNESS WHEREOF, the parties below have caused this Waiver and Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent

By: ______________________
Name: Cheryl A. Behan
Title: Senior Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: ______________________
Name: Cheryl A. Behan
Title: Senior Vice President

NEXCEN HOLDING CORPORATION, as Issuer

By: ____________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRANDS, INC.

By: ____________________________
Name: Sue Nam
Title: General Counsel, Secretary

ATHLETE'S FOOT BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ______________________
Name: Sue Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

WV IP HOLDINGS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

PT FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: ______________________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC MANUFACTURING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________

Name: Sue Nam

Title: Secretary

SHBX IP HOLDINGS, LLC

By: ______________________

Name: Sue Nam

Title: Secretary

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________________
Name: Sue Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By: ______________________________
Name: Sue Nam
Title: Secretary

Exhibit A

Expected Defaults

1. The Expected Default related to (a) the Manager Termination Event described in Section 7.1(m)(ii) of each Management Agreement (as reported on March 10, 2010), (b) any Event of Default solely to the extent directly caused by the occurrence of the Manager Termination Event described in Section 7.1(m)(ii) of each Management Agreement (as reported on March 10, 2010) (c) any Default or Event of Default solely to the extent directly caused by the failure of the Issuer, each Co-Issuer, each Manager and NexCen Brands to provide written notice of the Manager Termination Event described in Section 7.1(m)(ii) of each Management Agreement (as reported on March 10, 2010).

2. The Expected Default with respect to Section 12.10(q)(v)(A) of the Security Agreement requiring delivery to the Agent, no later than March 31, 2010, annual consolidated balance sheets, statements of income, retained earnings and a cash flow report of Issuer, the Co-Issuers and, notwithstanding any Management Agreement, any Managers for the fiscal year ended December 31, 2009, audited by an Approved Auditor.

Exhibit B

Waiver of Expected Defaults

1. The Expected Default described in Exhibit A(1) shall be waived.

2. The Expected Default described in Exhibit A(2) shall be waived so long as and only if the Issuer and each Co-Issuer cause to be delivered to the Agent, no later than March 31, 2010, annual consolidated balance sheets, statements of income, retained earnings and a cash flow report of Issuer and each Co-Issuer and Manager for the fiscal year ended December 31, 2009, prepared in accordance with GAAP (applied on a consistent basis) and certified as being complete, true and correct by the Issuer and each Co-Issuer and Manager.